UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-8977

GE Private Asset Management Funds, Inc.
(Exact name of registrant as specified in charter)

GE Financial Trust Company
3200 North Central Ave.
6th Floor, Dept. 612
Phoenix, AX  85012
 (Address of principal executive offices) (Zip code)

Regina M. Fink
Vice President, Senior Counsel
GE Private Asset Management, Inc.
15233 Ventura Blvd., Fifth Floor
Sherman Oaks, CA 91403
 (Name and address of agent for service)

Registrant's telephone number, including area code: (800) 957-9700

Date of fiscal year end:  September 30
Date of reporting period: March 31, 2004

ITEM 1.  REPORT TO STOCKHOLDERS.

         The Semi-Annual Report to Stockholders is filed herewith.

                                GE CONTRA FUND

                     SEMI-ANNUAL REPORT  |  MARCH 31, 2004



                                  [LOGO OF GE]

                                  GE PRIVATE
                         ASSET MANAGEMENT FUNDS, INC.

         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE

                                 WHAT'S INSIDE

Letter from the CEO................  1
Schedule of Investments............  4
Statement of Assets and Liabilities  5
Statement of Operations............  6
Statements of Changes in Net Assets  7
Notes to Financial Statements......  8
Financial Highlights............... 12

                              LETTER FROM THE CEO

Dear Shareholder,
Equity markets posted sharp gains over the last six months as global economies showed signs of continued improvement. The investment environment could be characterized as one where investor perception of risk was low. In general, stocks of smaller companies outperformed those of larger companies, as did new economy stocks (such as technology and biotechnology firms) versus old economy issues. Fiscal stimulus in conjunction with record low interest rates fueled consumer spending and boosted corporate revenues. Typically, in environments where investors are confident about prospects for expected growth, the demand for equity market protection subsides. As this occurs, the risk premium that is priced in the cost of options-based protection also decreases. Over the last six months, we have seen a decline in risk premium levels to the lowest levels since 1994. Considering that investors were extremely concerned about the economic prospects in late 2002 through the first quarter of 2003, this can be described as a dramatic change in sentiment in a very short period of time.

Most of the market gains in the last six months primarily occurred in the last quarter of 2003. During the first three months of 2004, while the S&P 500 Index/i/ did approach new highs, the market subsequently declined. In the first quarter of 2004, the S&P 500 Index posted modest gains of 1.69%. Hedging activity remained largely absent, even though the market had experienced substantial gains and the cost of such protection was inexpensive.


                             PERFORMANCE SNAPSHOT
                             AS OF MARCH 31, 2004

                                                   6 Months
                    GE Contra Fund                  -91.32%
                    S&P 500 Index                    14.07%

   The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors' shares, when redeemed, may be worth more or less than their original cost.

   Returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses.

   All index performance reflects no deduction for fees, expenses or taxes. The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.


      1 GE Private Asset Management Funds, Inc. | 2004 Semi-Annual Report

The equity markets continue to meander in a fairly tight range as the financial markets appear to be focused on macroeconomic issues. Of particular interest is the employment picture, the sustainability of the current interest rate environment, the weakening U.S. dollar and commodity prices. Any significant negative deviation from consensus expectations may put downward pressure on equity prices.

Performance Review
Within this environment, the fund performed as follows: For the six months ended March 31, 2004, shares of the GE Contra Fund, returned -91.32%. These shares performed worse than the S&P 500 Index, which returned 14.07% for the same period.

The value of an investment in the fund as it is currently structured is generally designed to increase during times when the value of the fund's U.S. equity benchmark (a composite portfolio determined be GE Financial Trust Company) declines beyond predetermined levels, and to decrease when the value of the fund's U.S. equity benchmark increases. Consequently, the fund had a negative return for the period because equity markets did not have a negative return during the same period.

The decline in the fund can be attributed to the design of the hedging strategy. It is a strategy designed to protect a much larger equity portfolio. An investment in the fund represents only a small portion of a total portfolio allocation. Due to its application in an overall portfolio context, the fund is generally structured to appreciate when the equity market declines and to depreciate when the market ranges between modest declines and gains.

As described in the last annual report, an alternative hedging strategy was adopted for the fund for the calendar year 2003. It was specifically designed for the market conditions in place at the time the strategy was initiated. In order to finance the cost of downside put protection, the fund sold further out-of-the-money call options and put options./ii/ This structure provided protection against a declining equity market, while simultaneously allowing participation in a modest return environment. However, by design, an equity portfolio held in conjunction with the fund would not fully participate in the gains if the market rallied significantly. As the market continued to rally in December 2003, the call options that the fund had sold short became more valuable. The fund's value declined as expected.

In December of 2003, we initiated positions for a new quarterly policy that extended through March 19, 2004. This new policy involved only the purchase of index put options on the Russell 2000 Index/iii/ and S&P 500 Index.


      2 GE Private Asset Management Funds, Inc. | 2004 Semi-Annual Report

Upon initiation, the fund was structured to hold 80% of its portfolio in March 2004 put options of various strike prices in these two indices. If these markets were to appreciate, remain unchanged or even decline to a level that was above the strike price, the cost borne would be the price paid for these securities. This was the case in March, as the put options expired out-of-the-money.

In March 2004, we initiated positions for a new quarterly hedge strategy that expires on June 18, 2004. Again, this renewed policy involved the purchase of both Russell 2000 Index and S&P 500 Index put options on approximately 90% of the fund upon initiation. It is the expectation that if the markets were to appreciate, remain unchanged or even decline to a level that was above the strike price through expiration, these options would again expire with no value.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

/s/ Gurinder Ahluwalia
Gurinder Ahluwalia
Chief Executive Officer, GE Private Asset Management, Inc.

April 13, 2004

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.
Portfolio holdings and breakdowns are as of March 31, 2004 and are subject to change. Please refer to page 4 for a list and percentage breakdown of the fund's holdings.
RISKS: The fund may invest in derivatives, such as options and futures, which can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the fund's performance. Derivatives can disproportionately increase losses as stated in the prospectus.
All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

/i/The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks.
/ii/Call options are rights to buy shares of a particular stock or index at a predetermined price before a preset deadline, in exchange for a premium. "Out-of-the-money" call options are those whose predetermined exercise prices are higher than the underlying stock or index's current market value. Put options are rights to sell shares of a particular stock or index at a predetermined price before a preset deadline, in exchange for a premium. "Out-of-the-money" put options are those whose predetermined exercise prices are lower than the underlying stock or index's current market value.
/iii/The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

      3 GE Private Asset Management Funds, Inc. | 2004 Semi-Annual Report

 SCHEDULE OF INVESTMENTS (UNAUDITED)                              MARCH 31, 2004

CONTRACTS                                 SECURITY                                    VALUE
----------------------------------------------------------------------------------------------
PURCHASED OPTIONS -- 78.2%
     2,500 Russell 2000 Index, Put @ 540, Expire 6/04                              $ 2,412,500
     1,400 Russell 2000 Index, Put @ 550, Expire 6/04                                1,659,000
     7,400 S&P 500 Index, Put @ 1,050, Expire 6/04                                   9,250,000
     3,200 S&P 500 Index, Put @ 1,075, Expire 6/04                                   5,504,000
----------------------------------------------------------------------------------------------
           TOTAL PURCHASED OPTIONS
           (Cost -- $19,174,000)                                                    18,825,500
----------------------------------------------------------------------------------------------

 SHARES                                  DESCRIPTION                                  VALUE
----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 21.8%
MUTUAL FUND -- 3.2%
   758,771 Smith Barney Money Funds, Inc. -- Cash Portfolio
           (Cost -- $758,771)                                                          758,771
----------------------------------------------------------------------------------------------
  FACE
 AMOUNT                                   SECURITY                                    VALUE
----------------------------------------------------------------------------------------------
U.S. TREASURY BILLS -- 18.6%
           U.S. Treasury Bills:
$4,025,000   Due 4/29/04                                                             4,022,245
   450,000   Due 7/8/04                                                                448,888
----------------------------------------------------------------------------------------------
           TOTAL U.S. TREASURY BILLS
           (Cost -- $4,471,109)                                                      4,471,133
----------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.0%
     9,000 State Street Bank and Trust Co. dated 3/31/04, 0.900% due 4/1/04;
            Proceeds at maturity -- $9,000; (Fully collateralized by U.S. Treasury
            Bonds, 7.125% due 2/15/23; Market value -- $13,046)
            (Cost -- $9,000)                                                             9,000
----------------------------------------------------------------------------------------------
           TOTAL SHORT-TERM INVESTMENTS
           (Cost -- $5,238,880)                                                      5,238,904
----------------------------------------------------------------------------------------------
           TOTAL INVESTMENTS -- 100.0%
           (Cost -- $24,412,880*)                                                  $24,064,404
----------------------------------------------------------------------------------------------

* Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.

      4 GE Private Asset Management Funds, Inc. | 2004 Semi-Annual Report

 STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)                  MARCH 31, 2004


 ASSETS:
   Investments, at value (Cost -- $19,174,000)                  $  18,825,500
   Short-term investments, at value (Cost -- $5,238,880)            5,238,904
   Cash                                                                   912
   Receivable for securities sold                                  19,174,000
   Receivable for Fund shares sold                                     18,820
   Interest receivable                                                    338
   Prepaid expenses                                                    10,370
 ----------------------------------------------------------------------------
   Total Assets                                                    43,268,844
 ----------------------------------------------------------------------------
 LIABILITIES:
   Payable for securities purchased                                19,174,000
   Management fee payable                                              25,028
   Payable for Fund shares reacquired                                   9,928
   Administration fee payable                                           4,171
   Accrued expenses                                                    74,672
 ----------------------------------------------------------------------------
   Total Liabilities                                               19,287,799
 ----------------------------------------------------------------------------
 Total Net Assets                                               $  23,981,045
 ----------------------------------------------------------------------------
 NET ASSETS:
   Par value of capital shares                                  $      27,783
   Capital paid in excess of par value                            197,131,204
   Accumulated net investment loss                                   (109,852)
   Accumulated net realized loss from investment transactions,
    futures contracts and options                                (172,719,614)
   Net unrealized depreciation of investments                        (348,476)
 ----------------------------------------------------------------------------
 Total Net Assets                                               $  23,981,045
 ----------------------------------------------------------------------------
 Shares Outstanding                                                27,782,736
 ----------------------------------------------------------------------------
 Net Asset Value, per share                                             $0.86
 ----------------------------------------------------------------------------


                      See Notes to Financial Statements.


      5 GE Private Asset Management Funds, Inc. | 2004 Semi-Annual Report

 STATEMENT OF OPERATIONS (UNAUDITED)

For the Six Months Ended March 31, 2004

    INVESTMENT INCOME:
      Interest                                               $     272,932
    ----------------------------------------------------------------------
    EXPENSES:
      Management fee (Note 2)                                      264,881
      Administration fee (Note 2)                                   44,147
      Audit and legal                                               22,006
      Shareholder communications                                    18,375
      Directors' fees                                               13,504
      Registration fees                                             10,079
      Custody                                                        6,145
      Transfer agency services                                       2,507
      Other                                                          1,140
    ----------------------------------------------------------------------
      Total Expenses                                               382,784
    ----------------------------------------------------------------------
    Net Investment Loss                                           (109,852)
    ----------------------------------------------------------------------
    REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
    FUTURES CONTRACTS AND OPTIONS (NOTES 3, 5 AND 6):
      Realized Gain (Loss) From:
       Investment transactions                                       9,747
       Futures contracts                                          (950,114)
       Options purchased                                       (76,461,680)
       Options written                                         (29,177,146)
    ----------------------------------------------------------------------
      Net Realized Loss                                       (106,579,193)
    ----------------------------------------------------------------------
      Change in Net Unrealized Depreciation of Investments:
       Beginning of period                                      (5,757,450)
       End of period                                              (348,476)
    ----------------------------------------------------------------------
      Decrease in Net Unrealized Depreciation                    5,408,974
    ----------------------------------------------------------------------
    Net Loss on Investments, Futures Contracts and Options    (101,170,219)
    ----------------------------------------------------------------------
    Decrease in Net Assets From Operations                   $(101,280,071)
    ----------------------------------------------------------------------

                      See Notes to Financial Statements.

      6 GE Private Asset Management Funds, Inc. | 2004 Semi-Annual Report

 STATEMENTS OF CHANGES IN NET ASSETS


For the Six Months Ended March 31, 2004 (unaudited) and the Year Ended September 30, 2003

                                                        2004           2003
--------------------------------------------------------------------------------
OPERATIONS:
 Net investment loss                               $    (109,852) $    (756,000)
 Net realized gain (loss)                           (106,579,193)    44,421,432
 (Increase) decrease in net unrealized
   depreciation                                        5,408,974   (116,319,304)
-------------------------------------------------------------------------------
 Decrease in Net Assets From Operations             (101,280,071)   (72,653,872)
-------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net realized gains                                           --    (61,497,517)
-------------------------------------------------------------------------------
 Decrease in Net Assets From Distributions
   to Shareholders                                            --    (61,497,517)
-------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
 Net proceeds from sale of shares                     52,670,544     67,416,905
 Net asset value of shares issued for
   reinvestment of dividends                                  --     61,497,517
 Cost of shares reacquired                           (13,761,316)   (74,293,237)
-------------------------------------------------------------------------------
 Increase in Net Assets From Fund Share
   Transactions                                       38,909,228     54,621,185
-------------------------------------------------------------------------------
Decrease in Net Assets                               (62,370,843)   (79,530,204)
NET ASSETS:
 Beginning of period                                  86,351,888    165,882,092
-------------------------------------------------------------------------------
 End of period*                                    $  23,981,045  $  86,351,888
-------------------------------------------------------------------------------
* Includes accumulated net investment loss of:         $(109,852)            --
-------------------------------------------------------------------------------

                      See Notes to Financial Statements.

      7 GE Private Asset Management Funds, Inc. | 2004 Semi-Annual Report

 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Significant Accounting Policies

The GE Contra Fund ("Fund"), a separate investment fund of the GE Private Asset Management Funds, Inc. ("Series"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with generally accepted accounting principles ("GAAP"): (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government and agency obligations are valued at the mean between bid and asked prices; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on the ex-dividend date; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; the Fund distributes dividends and capital gains, if any, at least annually; (i) the character of income and gains distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement, Administration Agreement and Other Transactions

GE Private Asset Management, Inc. ("Manager"), acts as the Fund's investment manager. The Fund pays the Manager a management fee calculated at an annual rate of 1.20% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

      8 GE Private Asset Management Funds, Inc. | 2004 Semi-Annual Report

Smith Barney Fund Management LLC, an indirect wholly-owned subsidiary of Citigroup Inc., acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the Fund's average daily net assets or a minimum of $50,000 depending upon which amount is greater. This fee is calculated daily and paid monthly.

The Manager has entered into a sub-advisory agreement with Credit Suisse Asset Management, LLC ("CSAM"). Pursuant to the sub-advisory agreement, CSAM is responsible for the day-to-day portfolio operations and investment decisions of the Fund. The Manager pays CSAM a sub-advisory fee of 0.85% of the Fund's average daily net assets.

3. Investments

At March 31, 2004, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                    ----------------------------------------
                    Gross unrealized appreciation $      24
                    Gross unrealized depreciation  (348,500)
                    ----------------------------------------
                    Net unrealized depreciation   $(348,476)
                    ----------------------------------------

4. Repurchase Agreements

When entering into repurchase agreements, it is the Fund's policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

5. Futures Contracts

Securities or cash equal to the initial margin amount are either deposited with the broker or segregated by the custodian upon entering into the futures contract. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking

      9 GE Private Asset Management Funds, Inc. | 2004 Semi-Annual Report to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of ) the closing transactions and the Fund's basis in the contract.

The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices.

At March 31, 2004, the Fund did not have any open futures contracts.

6. Option Contracts

Premiums paid when call or put options are purchased by the Fund represent investments which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sales will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At March 31, 2004, the Fund held purchased put option contracts with a total cost of $19,174,000.

When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund

     10 GE Private Asset Management Funds, Inc. | 2004 Semi-Annual Report purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases.

The following written call option transactions occurred during the six months ended March 31, 2004:

                                                      Number of
                                                      Contracts   Premiums
   --------------------------------------------------------------------------
   Options written, outstanding at September 30, 2003   17,600  $ 44,133,250
   Options written                                       3,100    16,360,204
   Options closed                                      (10,200)  (50,714,954)
   Options expired                                     (10,500)   (9,778,500)
   --------------------------------------------------------------------------
   Options written, outstanding at March 31, 2004           --  $          0
   --------------------------------------------------------------------------

7. Capital Shares

At March 31, 2004, the Series had 500,000,000 shares of capital stock authorized with a par value of $0.001 per share. Each share represents an equal proportionate interest and has an equal entitlement to any dividends and distributions made by the Fund.

Transactions in shares of the Fund were as follows:

                                     Six Months Ended     Year Ended
                                      March 31, 2004  September 30, 2003
       -----------------------------------------------------------------
       Shares sold                      24,214,023         5,266,290
       Shares issued on reinvestment            --         5,456,745
       Shares reacquired                (5,140,596)       (5,244,460)
       -----------------------------------------------------------------
       Net Increase                     19,073,427         5,478,575
       -----------------------------------------------------------------

     11 GE Private Asset Management Funds, Inc. | 2004 Semi-Annual Report

 FINANCIAL HIGHLIGHTS

For a share of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

GE CONTRA FUND/(1)/                    2004/(2)(3)/ 2003/(3)/  2002/(3)/  2001/(3)/ 2000/(3)/ 1999/(3)(4)/
-----------------------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period                     $ 9.91     $ 51.35    $ 50.35     $10.86   $ 22.65      $30.00
--------------------------------------------------------------------------------------------------------
Income (Loss)
From Operations:
  Net investment income (loss)/(5)/       (0.01)      (0.12)     (0.31)     (0.09)     0.27        0.51
  Net realized and unrealized
   gain (loss)                            (9.04)     (22.71)     18.24      39.72    (11.40)      (7.86)
--------------------------------------------------------------------------------------------------------
Total Income (Loss) From
 Operations                               (9.05)     (22.83)     17.93      39.63    (11.13)      (7.35)
--------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      --          --         --      (0.13)    (0.66)         --
  Net realized gains                         --      (18.61)    (16.93)     (0.01)       --          --
--------------------------------------------------------------------------------------------------------
Total Distributions                          --      (18.61)    (16.93)     (0.14)    (0.66)         --
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period           $ 0.86     $  9.91    $ 51.35     $50.35   $ 10.86      $22.65
--------------------------------------------------------------------------------------------------------
Total Return/(6)/                        (91.32)%++  (48.83)%    95.70%    366.57%   (49.75)%    (24.50)%++
--------------------------------------------------------------------------------------------------------
Net Assets,
 End of Period (000s)                   $23,981     $86,352   $165,882    $94,007   $25,188     $28,593
--------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(5)(7)/                         1.73%+      1.51%      1.72%      1.71%     1.50%       1.50%+
  Net investment income (loss)            (0.50)+     (0.79)     (1.14)     (0.39)     2.17        2.57+
--------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                       0%          0%         0%         0%        0%          0%
--------------------------------------------------------------------------------------------------------

(1) Effective December 18, 2000, per share amounts were restated to reflect a 1 for 3 reverse stock split.
(2) For the six months ended March 31, 2004 (unaudited).
(3) Per share amounts have been calculated using the monthly average shares method.
(4) For the period from December 7, 1998 (commencement of operations) to September 30, 1999.
(5) The manager has waived a portion of its fees for the year ended September 30, 2000 and the period from December 7, 1998 (commencement of operations) to September 30, 1999. If such fees were not waived, the per share decreases to net investment income and the actual expense ratios would have been as follows:

     Per Share Decreases to   Expense Ratios
     Net Investment Income  Without Fee Waiver
     ---------------------- ------------------
2000         $0.02                 2.00%
1999          0.03                 2.02+

(6) Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.
(7) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.75%. Prior to November 28, 2000, the voluntary expense limitation was 1.50%.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

     12 GE Private Asset Management Funds, Inc. | 2004 Semi-Annual Report

  GE Private Asset Management Funds, Inc.



  GE Contra Fund
  The Fund is a separate investment fund of the GE Private Asset Management Funds, Inc., a Maryland corporation.


  This report is submitted for the general information of the shareholders of the GE Private Asset Management Funds, Inc. -- GE Contra Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus.

  DISTRIBUTOR
  GE Investment Distributors, Inc.
  3003 Summer Street
  Stamford, CT 06904-4313

  GE PRIVATE ASSET MANAGEMENT, INC.
  15233 Ventura Blvd, 5th Floor
  Sherman Oaks, CA 91403

  This document must be preceded or accompanied by a free prospectus. Investors should consider the fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest or send money.





 GECONT 5/04

ITEM 2.  CODE OF ETHICS.

         Not applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         Not applicable.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

         (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

         (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940
               Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

         (a)   Not applicable.

         (b)   Attached hereto.

         Exhibit 99.CERT Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

         Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

GE Private Asset Management Funds, Inc.

By:   /s/ Gurinder Ahluwalia
      Gurinder Ahluwalia
      Principal Executive Officer of
      GE Private Asset Management Funds, Inc.

Date: June 7, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Gurinder Ahluwalia
      (Gurinder Ahluwalia)
      Principal Executive Officer of
      GE Private Asset Management Funds, Inc.

Date: June 7, 2004

By:   /s/ Thomas Rose
      (Thomas Rose)
      Treasurer of
      GE Private Asset Management Funds, Inc.

Date: June 7, 2004